Exhibit 32.2

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Stephen S. Crawford, Chief Financial Officer of Capital One Financial Corporation (“Capital One”), a Delaware corporation, do hereby certify that:

1.	The Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”) of Capital One fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Capital One.

Date: February 27, 2014	By:	/s/ STEPHEN S. CRAWFORD
Stephen S. Crawford Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Capital One and will be retained by Capital One and furnished to the Securities and Exchange Commission or its staff upon request.